UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
DREAM FINDERS HOMES, INC.
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

14701 Philips Highway, Suite 300
Jacksonville, Florida 32256

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
to be held on:
June 9, 2025
10:00 a.m. Eastern Time
Dear Stockholder:

On or about April 17, 2025, Dream Finders Homes, Inc. (“Dream Finders,” the “Company” or “we”) made available to stockholders a proxy statement describing the matters to be voted upon at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 9, 2025. This Supplement, which describes recent changes in the slate of nominees for election as Directors, updates the proxy statement and should be read in conjunction with it. Except as described in this Supplement, the information previously provided in the proxy statement continues to apply and should be considered in voting your shares. This Supplement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Change in Candidates Nominated by the Board of Directors for Election as Directors at the Annual Meeting

Proposal 1 for the Annual Meeting consists of the election of Directors to serve as director for a one-year term ending at the Company’s 2026 Annual Meeting of Stockholders and until his or her successor is duly elected or appointed and qualified or, if earlier, such nominee’s death, resignation or removal. On May 12, 2025, we announced the resignation of Mr. W. Radford Lovett II as a member of our Board, effective as of June 9, 2025. Accordingly, the Board of Directors has authorized a revised slate of nominees for election to the Company’s Board of Directors at the Annual Meeting. As discussed further below, the revised list of nominees approved by the Board of Directors comprises each of the current Directors other than Mr. W. Radford Lovett II. Further information on the five (5) nominees is provided below and in the proxy statement. In addition, the Board of Directors approved reducing the size of the Company’s Board of Directors to from six (6) directors to five (5) directors, effective as of the Annual Meeting.

Because Mr. Lovett is no longer nominated to serve as a Director, shares represented by proxy voting forms received by the Company will be voted for the remaining five nominees as instructed on the form and will not be voted for Mr. Lovett. Proposal 1 is revised as follows:

Proposal 1:	To elect Patrick O. Zalupski, Justin W. Udelhofen, Megha H. Parekh, Leonard M. Sturm and William W. Weatherford to the Board until our next annual meeting of stockholders, until such director’s successor is elected or appointed and qualified, or until such director’s earlier death, resignation or removal.
Biographical information with respect to all nominees is set forth in the proxy statement under the caption “PROPOSAL 1 - ELECTION OF DIRECTORS.”

Voting; Revocability of Proxies

If you have already returned your proxy voting form, you do not need to submit a new form unless you wish to change your vote. Proxy voting forms already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked. Shares represented by proxy voting forms returned before the Annual Meeting will be voted for the Directors nominated by the Board of Directors as instructed on the form, except that votes will not be cast for Mr. Lovett because he is no longer nominated by the Board of Directors.
If you have not yet returned your proxy voting form, please vote as soon as possible. You may use the proxy voting form enclosed with this Supplement, which reflects the revised nominees of the Board of Directors. Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the Annual Meeting by providing written notice to the Corporate Secretary of the Company, by delivering a later-dated proxy or by voting during the Annual Meeting.

Other Matters

None of the other agenda items presented in the proxy statement are affected by this Supplement, and you should carefully review the proxy statement prior to voting your shares. The Company knows of no matters to be submitted at the Annual Meeting other than those presented in the proxy statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy voting form to vote the shares they represent in accordance with their best judgment on each of such matters.

BY ORDER OF THE BOARD OF DIRECTORS
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Jacksonville, Florida
May 12, 2025

DREAM FINDERS HOMES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75526-P24626 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DREAM FINDERS HOMES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Patrick O. Zalupski	☐	☐	☐
1b. Director Nominee Withdrawn	☐	☐	☐
1c. Justin W. Udelhofen	☐	☐	☐
1d. Megha H. Parekh	☐	☐	☐
1e. Leonard M. Sturm	☐	☐	☐
1f. William W. Weatherford	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3:	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. Approval of an advisory resolution approving executive compensation for fiscal year 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V75474-P24626

Dream Finders Homes, Inc.
Annual Meeting of Stockholders
June 9, 2025 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints L. Anabel Ramsay and Robert E. Riva, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Dream Finders Homes, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 9, 2025, at the Company's headquarters, 14701 Philips Highway, Suite 300, Jacksonville, Florida 32256, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side